   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1997

                                                        REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                             BRIGHT HORIZONS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

         DELAWARE                    8351                    04-3390321
                         (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     (STATE OR OTHER      CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)
     JURISDICTION OF
     INCORPORATION OR
      ORGANIZATION)

                                ---------------

 ONE KENDALL SQUARE, BUILDING 200, CAMBRIDGE, MASSACHUSETTS 02139, (617) 577-
                                     8020
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                    ROGER H. BROWN, CHIEF EXECUTIVE OFFICER
 ONE KENDALL SQUARE, BUILDING 200, CAMBRIDGE, MASSACHUSETTS 02139, (617) 577-
                                     8020
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:
         ALFRED O. ROSE, ESQ.                    LESLIE E. DAVIS, ESQ.
             ROPES & GRAY                   TESTA, HURWITZ & THIBEAULT, LLP
       ONE INTERNATIONAL PLACE                      125 HIGH STREET
   BOSTON, MASSACHUSETTS 02110-2624           BOSTON, MASSACHUSETTS 02110
            (617) 951-7000                           (617) 248-7000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-14981

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                               PROPOSED         PROPOSED
                                 AMOUNT         MAXIMUM          MAXIMUM
  TITLE OF EACH CLASS OF         TO BE      OFFERING PRICE      AGGREGATE        AMOUNT OF
SECURITIES TO BE REGISTERED  REGISTERED(1)   PER SHARE(2)   OFFERING PRICE(2) REGISTRATION FEE
----------------------------------------------------------------------------------------------
 Common Stock, $.01 par
  value.................     310,500 shares     $13.00         $4,036,500        $1,224.00

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(1) All of the shares are to be sold by the Selling Stockholders. Includes
    40,500 shares which the Underwriters have the option to purchase from the Selling Stockholders to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.

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

  This registration statement is being filed with respect to the registration of additional shares of common stock, par value $.01 per share, of Bright Horizons, Inc., a Delaware corporation, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-14981) are incorporated in this registration statement by reference.

  The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, MA on this 7th day of November, 1997.

                                         Bright Horizons, Inc.

                                         By:       /s/ Roger H. Brown
                                           ------------------------------------
                                                     ROGER H. BROWN
                                               CHAIRMAN OF THE BOARD AND
                                                CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                       TITLE                 DATE


         /s/ Roger H. Brown           Chairman of the          November 7,
------------------------------------   Board and Chief             1997
           ROGER H. BROWN              Executive Officer
                                       (Principal
                                       Executive Officer)

                 *                    Chief Financial          November 7,
------------------------------------   Officer and                 1997
        ELIZABETH J. BOLAND            Treasurer
                                       (Principal
                                       Financial Officer
                                       and Principal
                                       Accounting
                                       Officer)

                 *                    Director                 November 7,
------------------------------------                               1997
         JOSHUA BEKENSTEIN

                 *                    Director                 November 7,
------------------------------------                               1997
          ROBERT S. BENSON

                 *                    Director                 November 7,
------------------------------------                               1997
          JOHN M. REYNOLDS

                 *                    Director                 November 7,
------------------------------------                               1997
      SARA LAWRENCE-LIGHTFOOT

              SIGNATURE                         TITLE                DATE

                  *                     Director                 November 7,
                                                                     1997

-------------------------------------
                   *                    Director                 November 7,
                                                                     1997

         ERNEST C. PARIZEAU
-------------------------------------
                   *                    Director                 November 7,
            LINDA A. MASON                                           1997
-------------------------------------
             REBECCA HAAG


         /s/ Roger H. Brown
*By__________________________________
  ROGER H. BROWN, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT                                              SEQUENTIAL
 NUMBER  DESCRIPTION                                   PAGE NO.
 ------- -----------                                  ----------
   5     -- Opinion of Ropes & Gray                    6
  23.1   -- Consent of Ropes & Gray (See Exhibit 5)     6
  23.2   -- Consent of Price Waterhouse LLP             8
  24+    -- Power of Attorney

+  Filed as Exhibit 24 to the Registrant's Registration Statement on Form S-1
  (File No. 333-14981) filed with the Commission on October 29, 1996.